UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 31, 2008
CHAD Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)
California
(State or Other Jurisdiction of Incorporation)

1-12214 (Commission File Number)	95-3792700 (I.R.S. Employer Identification No.)
21622 Plummer Street, Chatsworth, California
(Address of Principal Executive Offices) (Zip Code)
(818) 882-0883
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01.	Regulation FD Disclosure.
The following information is furnished pursuant to Item 7.01, Regulation FD Disclosure.
On January 31, 2008, CHAD Therapeutics, Inc. (the “ Company ”) issued a press release announcing that its proposal to sell substantially all of the assets of the Company related to the oxygen conserver business to Inovo, Inc. was approved by its shareholders.
A copy of the Company’s press release is incorporated herein by reference and is furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number	Description
99.1	Press Release, dated January 31, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAD Therapeutics, Inc.
Date: February 1, 2008	By:	/s/ Tracy A. Kern
Tracy A. Kern
Chief Financial Officer